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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      October 26, 2000
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                              WOLVERINE TUBE, INC.
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             (Exact name of Registrant as specified in its charter)


         Delaware                    1-12164                 63-0970812
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(State or other jurisdiction    (Commission File    (IRS Employer Identification
of incorporation)                     Number)                    No.)


1525 Perimeter Parkway, Suite 210,  Huntsville, Alabama            35806
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       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:        (256) 353-1310
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.     OTHER EVENTS.

         On October 26, 2000, the Registrant issued a press release reporting results for the third quarter of 2000, a copy of which is attached as Exhibit
99.1 to this Form 8-K and incorporated herein by reference.

         On October 26, 2000, the Registrant issued a press release announcing the replay of its conference call, a copy of which is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

         On October 26, 2000, the Registrant held a conference call to discuss the contents of its October 26, 2000 press release reporting results for the third quarter of 2000 with members of the investment community. A copy of the transcript of the conference call is attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

            Exhibit No.   Description of Document
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
            99.1          Press release dated 10/26/00 issued by the Registrant.

            99.2          Press release dated 10/26/00 issued by the Registrant.

            99.3          Transcript of conference call held by the Registrant
                          on 10/26/00.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated October 31, 2000


                               WOLVERINE TUBE, INC.

                               By: /s/ James E. Deason
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                                       James E. Deason
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Director